EXHIBIT 99.1

CIRCOR Reports Fourth-Quarter and Year-End 2015 Financial Results

Burlington, MA - February 19, 2016 - CIRCOR International, Inc. (NYSE: CIR), a leading provider of valves and other highly engineered products for markets including oil & gas, power generation and aerospace & defense, today announced financial results for the fourth quarter and fiscal year ended December 31, 2015.

Fourth-Quarter 2015 Highlights

•	Revenues of $164.2 million

•	Adjusted EPS of $0.63

•	Cost control and restructuring actions continue to drive bottom-line performance

•	Consolidated adjusted operating margin at 10.2%, up 60 bps

•	Energy adjusted operating margin at 13.4%

•	Aerospace & Defense adjusted operating margin at 10.4%

•	Free cash flow of $28.4 million

“CIRCOR concluded 2015 with solid fourth-quarter performance, demonstrating continued progress on our margin expansion and simplification strategy,” said Scott Buckhout, President and Chief Executive Officer. “We achieved the $12 million in savings we anticipated from restructuring and simplification actions during 2015, which contributed to consolidated margin improvement of 60 basis points to 10.2% in Q4.”

“Our Energy team has done a great job aligning our cost structure to the weakness we are experiencing in our Energy markets,” said Buckhout. “In Aerospace & Defense, our margin expansion initiatives continue to improve the bottom line. As expected, we achieved double-digit margins in the fourth quarter, up over 500 basis points from the prior year. Cash flow was strong in the quarter as we improve our ability to align our working capital needs with market demands.”

“Laying the foundation for above-market growth remains our top priority globally. We continue to invest in long-term growth initiatives across both operating segments, including sales and marketing, new product development and engineering. Operationally, customer on-time delivery averaged 90% in the quarter, up from 79% at the beginning of the year. Finally, we continue to focus on disciplined capital deployment including complementary acquisitions,” concluded Buckhout.

First-Quarter 2016 Guidance
For the first quarter of 2016, the Company will provide its guidance during the conference call later today.

Conference Call Information
CIRCOR International will hold a conference call to review its financial results today, February 19, 2016, at 9:00 a.m. ET. To listen to the conference call and view the accompanying presentation slides, visit “Webcasts & Presentations” in the “Investors” portion of the CIRCOR website. The call also can be accessed by dialing (877) 407-5790 or (201) 689-8328. The webcast will be archived for one year on the Company’s website.

Use of Non-GAAP Financial Measures
Adjusted net income, adjusted earnings per share (diluted), adjusted operating margin, adjusted operating income and free cash flow are non-GAAP financial measures and are intended to serve as a complement to results provided in accordance with accounting principles generally accepted in the United States. CIRCOR believes that such information provides an additional measurement and consistent historical comparison of the Company’s performance. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in this news release.

Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Any statements in this press release that are not statements of historical fact are forward-looking statements, including, but not limited to, those relating to CIRCOR’s future performance. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED "RISK FACTORS" IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT REPORTS ON FORMS 10-Q AND 10-Q/A, WHICH CAN BE ACCESSED UNDER THE "INVESTORS" LINK OF OUR WEBSITE AT WWW.CIRCOR.COM. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

About CIRCOR International, Inc.
CIRCOR International, Inc. designs, manufactures and markets highly engineered products and sub-systems for markets including oil & gas, power generation and aerospace & defense. CIRCOR has a diversified product portfolio with recognized, market-leading brands that fulfill its customers’ unique application needs. The Company’s strategy is to grow organically and through complementary acquisitions; simplify CIRCOR’s operations; achieve world class operational excellence; and attract and retain top industry talent. For more information, visit the Company’s investor relations website at http://investors.circor.com.

Contact:
Rajeev Bhalla
Executive Vice President & Chief Financial Officer
CIRCOR International
(781) 270-1200

CIRCOR INTERNATIONAL, INC. CONSOLIDATED STATEMENTS OF INCOME (in thousands, except per share data) UNAUDITED

	Three Months Ended		Twelve Months Ended
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Net revenues	$164,243	$218,558	$656,267	$841,446
Cost of revenues	113,747	148,093	456,935	584,426
GROSS PROFIT	50,496	70,465	199,332	257,020
Selling, general and administrative expenses	36,959	49,430	156,302	178,800
Impairment charges	—	726	2,502	726
Special charges, net	1,256	12,159	14,354	12,737
OPERATING INCOME	12,281	8,150	26,174	64,757
Other expense (income):
Interest expense, net	570	407	2,844	2,652
Other expense (income), net	2,099	(722)	902	(1,156)
TOTAL OTHER EXPENSE (INCOME), NET	2,669	(315)	3,746	1,496
INCOME BEFORE INCOME TAXES	9,612	8,465	22,428	63,261
Provision for (benefit from) income taxes	2,456	(690)	12,565	12,875
NET INCOME	$7,156	$9,155	$9,863	$50,386
Earnings per common share:
Basic	$0.44	$0.52	$0.59	$2.85
Diluted	$0.43	$0.51	$0.58	$2.84
Weighted average number of common shares outstanding:
Basic	16,425	17,678	16,850	17,660
Diluted	16,555	17,782	16,913	17,768
Dividends paid per common share	$0.0375	$0.0375	$0.1500	$0.1500

CIRCOR INTERNATIONAL, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands) (UNAUDITED)

	Twelve Months Ended
	December 31, 2015	December 31, 2014	December 31, 2013
OPERATING ACTIVITIES
Net income	$9,863	$50,386	$47,121
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	14,254	16,446	16,034
Amortization	9,681	3,116	3,039
Provision for bad debt expense	2,561	7,817	1,194
Loss on write down of inventory	15,404	12,993	4,944
Impairment charges	2,502	726	6,872
Compensation expense of share-based plans	6,579	7,188	5,056
Tax effect of share-based plan compensation	(134)	(756)	(732)
Deferred income tax expense (benefit)	781	(2,740)	5,778
Loss (gain) on write down of property, plant and equipment	305	(79)	(322)
(Gain) loss on sale of businesses	(1,044)	3,413	—
Gain on return of acquisition purchase price	—	—	(3,400)
Changes in operating assets and liabilities, net of effects of acquisition and dispositions:
Trade accounts receivable	20,393	(38,439)	7,009
Inventories	(14,446)	(16,945)	(5,255)
Prepaid expenses and other assets	(4,786)	884	160
Accounts payable, accrued expenses and other liabilities	(34,771)	26,816	(15,292)
Net cash provided by operating activities	27,142	70,826	72,206
INVESTING ACTIVITIES
Purchases of property, plant and equipment	(12,711)	(12,810)	(17,328)
Proceeds from the sale of property, plant and equipment	2,209	791	664
Business acquisitions, return of purchase price	—	—	3,400
Proceeds from divestitures	2,759	10,177	—
Business acquisition, net of cash acquired	(79,983)	—	—
Net cash used in investing activities	(87,726)	(1,842)	(13,264)
FINANCING ACTIVITIES
Proceeds from long-term debt	261,394	150,062	146,578
Payments of long-term debt	(182,004)	(185,361)	(166,239)
Debt issuance costs	—	(920)	—
Dividends paid	(2,559)	(2,681)	(2,700)
Proceeds from the exercise of stock options	258	420	2,394
Tax effect of share-based plan compensation	134	756	732
Purchases of common stock	(74,972)	—	—
Net cash provided by (used in) financing activities	2,251	(37,724)	(19,235)
Effect of exchange rate changes on cash and cash equivalents	(8,498)	(12,163)	729
(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(66,831)	19,097	40,436
Cash and cash equivalents at beginning of year	121,372	102,275	61,839
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$54,541	$121,372	$102,275

CIRCOR INTERNATIONAL, INC. CONSOLIDATED BALANCE SHEETS (in thousands) UNAUDITED

	December 31, 2015	December 31, 2014
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$54,541	$121,372
Trade accounts receivable, less allowance for doubtful accounts of $8,290 and $9,536, respectively	125,628	156,738
Inventories	177,840	183,434
Prepaid expenses and other current assets	16,441	21,626
Deferred income tax asset	—	22,861
Total Current Assets	374,450	506,031
PROPERTY, PLANT AND EQUIPMENT, NET	87,029	96,212
OTHER ASSETS:
Goodwill	115,452	72,430
Intangibles, net	48,981	26,887
Deferred income tax asset	36,799	19,048
Other assets	7,204	4,114
TOTAL ASSETS	$669,915	$724,722
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$64,284	$87,112
Accrued expenses and other current liabilities	52,878	63,911
Accrued compensation and benefits	18,424	24,728
Income taxes payable	6,585	1,312
Notes payable and current portion of long-term debt	—	8,423
Total Current Liabilities	142,171	185,486
LONG-TERM DEBT, NET OF CURRENT PORTION	90,500	5,261
DEFERRED INCOME TAXES	10,424	7,771
OTHER NON-CURRENT LIABILITIES	26,043	32,111
SHAREHOLDERS’ EQUITY:
Common stock	177	177
Additional paid-in capital	283,621	277,227
Retained earnings	257,939	250,635
Common treasury stock, at cost	(74,972)	—
Accumulated other comprehensive loss, net of tax	(65,988)	(33,946)
Total Shareholders’ Equity	400,777	494,093
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$669,915	$724,722

CIRCOR INTERNATIONAL, INC. SUMMARY OF ORDERS AND BACKLOG (in millions) UNAUDITED

	Three Months Ended		Twelve Months Ended
ORDERS (1)	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Energy	$97.9	$158.3	$446.5	$675.9
Aerospace & Defense	40.0	45.1	143.9	173.4
Total orders	$137.9	$203.4	$590.4	$849.3

BACKLOG (2)	December 31, 2015	December 31, 2014
Energy	$176.8	$252.1
Aerospace & Defense	92.2	108.8
Total backlog	$269.0	$361.0

Note 1: Orders do not include the foreign exchange impact due to the re-measurement of customer order backlog amounts denominated in foreign currencies.
Note 2: Backlog includes unshipped customer orders.

CIRCOR INTERNATIONAL, INC. SUMMARY REPORT BY SEGMENT (in thousands, except earnings per share and percentages) UNAUDITED

	2014					2015
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
NET REVENUES
Energy	$162,587	$160,580	$157,658	$172,432	$653,257	$127,586	$127,230	$122,905	$124,412	$502,133
Aerospace & Defense	48,599	47,304	46,160	46,126	188,189	38,274	39,676	36,353	39,832	154,134
Total	$211,186	$207,884	$203,818	$218,558	$841,446	$165,860	$166,906	$159,258	$164,243	$656,267
ADJUSTED OPERATING MARGIN
Energy	13.8%	14.6%	16.9%	14.3%	14.9%	13.8%	13.4%	15.4%	13.4%	14.0%
Aerospace & Defense	9.1%	7.1%	5.0%	5.3%	6.6%	8.0%	8.8%	9.1%	10.4%	9.1%
Segment operating margin	12.7%	12.9%	14.2%	12.4%	13.0%	12.4%	12.3%	14.0%	12.7%	12.8%
Corporate expenses	(3.4)%	(2.2)%	(2.8)%	(2.7)%	(2.8)%	(3.6)%	(3.3)%	(3.8)%	(2.5)%	(3.3)%
Adjusted operating margin	9.4%	10.7%	11.4%	9.6%	10.2%	8.8%	9.0%	10.1%	10.2%	9.5%
Restructuring related inventory charges	—%	2.5%	1.4%	—%	0.9%	—%	1.2%	4.0%	0.6%	1.4%
Impairment charges	—%	—%	—%	0.3%	0.1%	—%	—%	1.6%	—%	0.4%
Special restructuring charges, net	0.4%	0.6%	0.2%	1.2%	0.6%	0.9%	1.9%	0.2%	(0.2)%	0.7%
Special acquisition amortization	—%	—%	—%	—%	—%	—%	1.3%	1.6%	1.4%	1.0%
Special other charges, net	(0.9)%	—%	—%	4.3%	0.9%	—%	0.1%	5.0%	1.0%	1.5%
Brazil restatement impact	—%	—%	—%	—%	—%	0.4%	1.5%	—%	—%	0.5%
Total GAAP operating margin	9.9%	7.6%	9.7%	3.7%	7.7%	7.4%	3.0%	(2.2)%	7.5%	4.0%

CIRCOR INTERNATIONAL, INC. SUMMARY REPORT BY SEGMENT (in thousands, except earnings per share and percentages) UNAUDITED

	2014					2015
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
ADJUSTED OPERATING INCOME
Energy	$22,462	$23,502	$26,577	$24,575	$97,117	$17,550	$17,008	$18,932	$16,724	$70,214
Aerospace & Defense	4,426	3,362	2,295	2,425	12,508	3,045	3,494	3,298	4,146	13,982
Segment operating income	26,888	26,864	28,872	27,000	109,624	20,595	20,502	22,230	20,870	84,197
Corporate expenses	(7,137)	(4,634)	(5,678)	(5,965)	(23,415)	(6,034)	(5,477)	(6,078)	(4,122)	(21,710)
Adjusted operating income	19,750	22,231	23,194	21,035	86,209	14,561	15,025	16,152	16,748	62,487
Restructuring related inventory charges	—	5,139	2,850	—	7,989	—	2,005	6,412	974	9,391
Impairment charges	—	—	—	726	726	—	—	2,502	—	2,502
Special restructuring charges, net	786	1,257	478	2,725	5,246	1,512	3,127	342	(347)	4,634
Special acquisition amortization	—	—	—	—	—	—	2,110	2,490	2,238	6,838
Special other charges, net	(1,943)	—	—	9,434	7,491	(1)	183	7,935	1,603	9,720
Brazil restatement impact	—	—	—	—	—	719	2,509	—	—	3,228
Total GAAP operating income (loss)	20,907	15,834	19,866	8,150	64,756	12,331	5,090	(3,529)	12,281	26,174
INTEREST EXPENSE, NET	(918)	(891)	(436)	(407)	(2,652)	(640)	(805)	(828)	(570)	(2,844)
OTHER INCOME (EXPENSE), NET	468	384	(419)	722	1,156	506	104	587	(2,099)	(902)
PRETAX INCOME (LOSS)	20,457	15,328	19,012	8,465	63,261	12,197	4,389	(3,770)	9,612	22,428
(PROVISION FOR) BENEFIT FROM INCOME TAXES	(5,825)	(3,402)	(4,337)	690	(12,875)	(3,284)	(2,517)	(4,308)	(2,456)	(12,565)
EFFECTIVE TAX RATE	28.5%	22.2%	22.8%	(8.2)%	20.4%	26.9%	57.3%	(114.3)%	25.6%	56.0%
NET INCOME (LOSS)	$14,632	$11,926	$14,675	$9,155	$50,386	$8,913	$1,872	$(8,078)	$7,156	$9,863
Weighted Average Common Shares Outstanding (Diluted)	17,741	17,767	17,779	17,782	17,768	17,712	16,900	16,485	16,555	16,913
EARNINGS (LOSS) PER COMMON SHARE (Diluted)	$0.82	$0.67	$0.83	$0.51	$2.84	$0.50	$0.11	$(0.49)	$0.43	$0.58

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except earnings per share and percentages) UNAUDITED

	2014					2015
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
FREE CASH FLOW AS % OF NET INCOME (LOSS)	98%	62%	96%	243%	115%	(207)%	239%	(27)%	397%	169%
FREE CASH FLOW	$14,387	$7,365	$14,015	$22,249	$58,016	$(18,415)	$4,483	$2,169	$28,403	$16,640
ADD:
Capital expenditures, net of sale proceeds	2,670	2,933	3,297	3,910	12,810	1,983	3,584	2,837	2,098	10,502
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	$17,057	$10,298	$17,312	$26,159	$70,826	$(16,432)	$8,067	$5,006	$30,501	$27,142
NET (CASH) DEBT	$(66,056)	$(72,982)	$(80,829)	$(107,688)	$(107,688)	$(66,337)	$59,051	$57,277	$35,959	$35,959
ADD:
Cash and cash equivalents	122,189	116,421	114,671	121,372	121,372	103,883	55,027	53,822	54,541	54,541
TOTAL DEBT	$56,133	$43,439	$33,842	$13,684	$13,684	$37,546	$114,078	$111,099	$90,500	$90,500
TOTAL SHAREHOLDERS' EQUITY	$492,601	$507,363	$508,035	$494,093	$494,093	$462,384	$421,070	$407,979	$400,777	$400,777
DEBT AS % OF EQUITY	11%	9%	7%	3%	3%	8%	27%	27%	23%	23%

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except earnings per share and percentages) UNAUDITED

	2014					2015
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
ADJUSTED NET INCOME	$13,916	$16,090	$16,827	$19,188	$66,019	$10,564	$9,357	$10,635	$10,512	$41,068
LESS:
Restructuring related inventory charges, net of tax	—	3,316	1,839	—	5,155	—	1,339	6,412	799	8,550
Impairment charges, net of tax	—	—	—	726	726	—	—	2,502	—	2,502
Special restructuring charges, net of tax	508	848	313	1,763	3,432	1,079	2,175	304	(561)	2,997
Special acquisition amortization, net of tax	—	—	—	—	—	—	1,409	1,587	1,695	4,691
Special other net charges, net of tax	(1,224)	—	—	7,544	6,320	(147)	53	7,908	1,423	9,237
Brazil restatement impact	—	—	—	—	—	719	2,509	—	—	3,228
NET INCOME (LOSS)	$14,632	$11,926	$14,675	$9,155	$50,386	$8,913	$1,872	$(8,078)	$7,156	$9,863
ADJUSTED EARNINGS PER SHARE (Diluted)	$0.78	$0.91	$0.95	$1.08	$3.72	$0.60	$0.55	$0.64	$0.63	$2.43
LESS:
Restructuring related inventory charges, net of tax	—	0.19	0.10	—	0.29	—	0.08	0.39	0.05	0.51
Impairment charges, net of tax	—	—	—	0.04	0.04	—	—	0.15	—	0.15
Special restructuring charges, net of tax	0.03	0.05	0.02	0.10	0.20	0.06	0.13	0.02	(0.03)	0.18
Special acquisition amortization, net of tax	—	—	—	—	—	—	0.08	0.10	0.10	0.28
Special other net charges, net of tax	(0.07)	—	—	0.42	0.35	—	—	0.47	0.08	0.54
Brazil restatement impact	—	—	—	—	—	0.04	0.15	—	—	0.19
EARNINGS (LOSS) PER COMMON SHARE (Diluted)	$0.82	$0.67	$0.83	$0.51	$2.84	$0.50	$0.11	$(0.49)	$0.43	$0.58

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except earnings per share and percentages) UNAUDITED

	2014					2015
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
ADJUSTED EBITDA	$25,073	$27,536	$27,530	$26,789	$106,927	$19,299	$19,474	$20,980	$18,927	$78,681
LESS:
Restructuring related inventory charges	—	(5,139)	(2,850)	—	(7,989)	—	(2,005)	(6,412)	(974)	(9,391)
Impairment charges	—	—	—	(726)	(726)	—	—	(2,502)	—	(2,502)
Special restructuring charges, net	(786)	(1,257)	(478)	(2,725)	(5,246)	(1,512)	(3,127)	(342)	347	(4,634)
Special other charges, net	1,943	—	—	(9,434)	(7,491)	1	(183)	(7,935)	(1,603)	(9,720)
Brazil restatement impact	—	—	—	—	—	(719)	(2,509)	—	—	(3,228)
EBITDA	$26,230	$21,140	$24,202	$13,904	$85,475	$17,068	$11,650	$3,789	$16,698	$49,206
LESS:
Interest expense, net	(918)	(891)	(436)	(407)	(2,652)	(641)	(805)	(828)	(570)	(2,844)
Depreciation	(4,069)	(4,116)	(3,978)	(4,283)	(16,446)	(3,521)	(3,629)	(3,526)	(3,578)	(14,254)
Amortization, including special acquisition	(786)	(805)	(776)	(749)	(3,116)	(710)	(2,827)	(3,205)	(2,939)	(9,681)
(Provision for) benefit from income taxes	(5,825)	(3,402)	(4,337)	690	(12,875)	(3,284)	(2,517)	(4,308)	(2,456)	(12,565)
NET INCOME (LOSS)	$14,632	$11,926	$14,675	$9,155	$50,386	$8,913	$1,872	$(8,078)	$7,156	$9,863

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except per share data) UNAUDITED

	2014
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
NET REVENUES EXCLUDING DIVESTITURES	$198,204	$194,349	$189,705	$207,970	$790,228
ADD:
Energy divestiture	10,554	10,037	10,667	8,465	39,723
Aerospace & Defense divestiture	2,428	3,498	3,446	2,123	11,495
NET REVENUES	$211,186	$207,884	$203,818	$218,558	$841,446
ADJUSTED EARNINGS PER SHARE EXCLUDING DIVESTITURES (Diluted)	0.79	0.88	0.89	1.05	3.61
ADD:
Divestitures	(0.01)	0.03	0.06	0.03	0.11
ADJUSTED EARNINGS PER SHARE (Diluted)	$0.78	$0.91	$0.95	$1.08	$3.72